                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                      TERRA NATURAL RESOURCES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                             (dba Nevada Manhattan)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:


(SC14A-07/98)

                                                               PRELIMINARY COPY

                             TERRA NATURAL RESOURCES
                             (dba NEVADA MANHATTAN)

                          5038 North Parkway Calabasas
                                    Suite 100
                           Calabasas, California 91302

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 9, 1998

TO  THE  STOCKHOLDERS  OF  TERRA  NATURAL  RESOURCES   CORPORATION  (dba  NEVADA
MANHATTAN):

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Terra Natural Resources Corporation (the "Company") will be held on December 9, 1998 at 9:00 A.M. at the Sheraton Gateway Hotel, Los Angeles Airport, 6101 West Century Boulevard, Los Angeles, California for the purpose of considering and acting on the following:

     1. The election of seven persons to the Board of Directors to serve until the next Annual Meeting or their earlier resignation or removal.

     2. A proposed amendment to the Company's Articles of Incorporation to change the Company's name to Nevada Manhattan Group.

     3. A proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock, $.01 par value per share, from 49,750,000 to 250,000,000.

     4. A proposal to authorize the Board of Directors to grant options to purchase up to 70,000,000 shares of the Company's Common Stock to an investor.

     5. Ratifying the Board's selection of Merdinger, Fruchter, Rosen & Corso, P.C. as the Company's independent auditors for the fiscal year ending May 31, 1999.

     6. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     October 23, 1998 is the record date for determining which stockholders are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.
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                                       3


     PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.


     In order to facilitate planning for the Annual Meeting, please indicate on the enclosed Proxy whether or not you plan to attend the Annual Meeting.

Dated:  October __, 1998

                                            By Order of the Board of Directors,


                                            Jeffrey S. Kramer
                                            Secretary

                                                              PRELIMINARY COPY

                             TERRA NATURAL RESOURCES
                             (dba NEVADA MANHATTAN)

                          5038 North Parkway Calabasas
                                    Suite 100
                           Calabasas, California 91302


                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 9, 1998

     The Board of Directors of Terra Natural Resources Corporation (the "Company") is soliciting proxies in the form enclosed with this Proxy Statement ("Proxies") in connection with the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on December 9, 1998 at 9:00 A.M. at the Sheraton Gateway Hotel, Los Angeles Airport, 6101 West Century Boulevard, Los Angeles, California.

     It is expected that this Proxy Statement and the accompanying Proxy will first be sent to stockholders on or about November __, 1998. Only stockholders of record at the close of business on October 23, 1998 are entitled to notice of and to vote at the Annual Meeting.

     The matters to be considered and voted upon at the Annual Meeting will be:

     1. The election of seven persons to the Board of Directors to serve until the next Annual Meeting or until their earlier resignation or removal.

     2. A proposed amendment to the Company's Articles of Incorporation to change the Company's name.

     3. A proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock, $.01 par value per share (the "Common Stock").

     4. A proposal to authorize the Board of Directors to grant options to purchase up to 70,000,000 shares of the Company's Common Stock to an investor.

     5. Ratifying the Board's selection of Merdinger, Fruchter, Rosen & Corso, P.C. as the Company's independent auditors for the fiscal year ending May 31, 1999.

     6. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     A Proxy for use at the Annual Meeting is enclosed. Any stockholder who executes and delivers the Proxy has the right to revoke it any time before it is exercised by filing with U.S. Stock Transfer Corporation, 1745 Gardena Avenue, Glendale, California 91204-2991, an instrument revoking the Proxy. It may also be revoked if the stockholder executes a proxy bearing a later date or if the stockholder attends the Annual Meeting and elects to vote thereat. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Annual Meeting will be voted by the Proxy holders in accordance with the instructions on the Proxy.

     If no instruction is specified on a Proxy with respect to a matter to be acted upon, the shares represented thereby will be voted in favor of each item of business set forth herein. It is not anticipated that any matters will be presented at the Annual Meeting other than as set forth in the accompanying Notice. If, however, any other business is properly presented at the Annual Meeting, the Proxy will be voted in accordance with the best judgment and in the discretion of the Proxy holders.

     The Company's Board of Directors has determined that it is in the best interests of the Company to adopt a procedure for stockholder proposals which would give the Board of Directors the opportunity to consider such proposals, thereby enabling the Board of Directors to inform stockholders about such proposals. Accordingly, on August 17, 1998, the Company's Board of Directors amended the Company's Bylaws to add a new section as follows:

          "STOCKHOLDER PROPOSALS. Proposals for business to be conducted and actions to be taken by the stockholders at any annual or special meeting may be made by resolution of the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote at such meeting. Notwithstanding the foregoing, any stockholder may propose business to be conducted or actions to be taken at a meeting of the stockholders only if written notice of such stockholder's intent to propose such business or action has been given to the Secretary of the Company not later than the earlier of (a) the close of business on the fifteenth day following the date on which notice of such meeting or the record date thereof is first publicly announced [in this instance such public announcement was made on October 13, 1998] and (b) ninety days prior to the date that is one year from the date of the immediately preceding annual meeting of stockholders with respect to proposals to be considered at an annual meeting of stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the proposal; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the proposals specified in the notice; (c) a copy of the proposal; and (d) such other information regarding the proposal as is necessary to inform the stockholders with reasonable particularity of the nature, purpose, intent and consequences of the proposal to the Company if adopted. The presiding officer at the meeting may refuse to acknowledge any proposal not made in compliance with the foregoing procedure."

     The expense of preparing, assembling, printing, mailing and filing this Proxy Statement with the Securities and Exchange Commission and the materials used in this solicitation of Proxies will be borne by the Company. It is contemplated that Proxies will be solicited primarily through the mails. Officers, directors and regular employees of the Company may also solicit Proxies personally or by telephone, but will receive no compensation therefor in addition to their regular compensation. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. In addition, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of proxies if management of the Company determines that this is advisable.

                                VOTING SECURITIES

     Only stockholders of record as of the close of business on October 23, 1998 are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof. As of the close of business on such date, there were issued and outstanding 41,365,836 shares of the Company's Common Stock and 176,414 shares of Series A Preferred Stock, par value $1.00 per share (the "Preferred Stock").

     The Company is a plaintiff in lawsuits relating to convertible debentures issued by the Company as described under "Legal Proceedings" in the Form 10-KSB being sent to stockholders currently with this Proxy Statement (the "Form 10-KSB"). In that regard, parties to such lawsuits allegedly converted convertible debentures into 6,569,104 shares of Common Stock on or before the record date for the Annual Meeting. The Company does not believe that it is obligated to issue such Common Stock and, accordingly, does not consider such stock to be outstanding as of the aforesaid record date.

     The Company's Board of Directors is authorized to issue up to an aggregate of 49,750,000 shares of Common Stock under its Articles of Incorporation. (See "Proposed Increase in Authorized Common Stock" below with respect to a proposed amendment of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock.) Each holder of Common Stock will be entitled to one vote for each share of Common Stock in his or her name on the books of the transfer agent, U.S. Stock Transfer Corporation, as of the close of business on the record date for the Annual Meeting on any matter submitted for a vote of the stockholders.

     The Company's Board of Directors is authorized to issue up to an aggregate of 250,000 shares of Preferred Stock under the Company's Articles of Incorporation. Except as otherwise expressly provided for by law or as provided for under the terms of the Certificate of Determination relating to the Preferred Stock, the holders of the Preferred Stock will be entitled to one vote for each one share of Preferred Stock in his or her name on the books of the transfer agent as of the close of business on the record date for the Annual Meeting on any matter submitted for a vote of the stockholders of the Company.

     The presence at the meeting in person or by proxy of the holders of shares representing a majority of the voting power of the Company's stock entitled to vote constitutes a quorum for the transaction of business. Nevada law provides that a proxy is generally only valid for six months from its date unless the stockholder specifies the duration of the proxy, which may not exceed seven years. A plurality of the votes properly cast for the election of Directors by the stockholders attending the meeting in person or by proxy will elect Directors to office. With respect to amendments to the Company's Articles of Incorporation, the vote of a majority of the outstanding voting power is required. A majority of votes properly cast upon any other proposal will decide the proposal. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of Directors or any other proposal and accordingly will have no legal effect.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information as of October 23, 1998 regarding the record and beneficial ownership of the Common Stock and Preferred Stock by: (i) any individual or group (as that term is defined in the federal securities laws) of affiliated individuals or entities who is known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock or Preferred Stock; (ii) each executive officer and Director of the Company and each nominee for Director; and (iii) the executive officers and Directors of the Company and the nominees for Director as a group. Except as otherwise indicated, the Company believes that the beneficial owners listed below, based upon information provided by such owners, have sole voting and investment power with respect to such shares.


                                                            AMOUNT OF
NAME AND ADDRESS                         TITLE OF           BENEFICIAL           PERCENT
OF BENEFICIAL OWNER                      CLASS              OWNERSHIP           OF CLASS
-------------------                      --------           ---------           --------

TiNV1, Inc.(1)                           Common Stock        5,500,000(2)          13%
701 Ocean Avenue, Suite 108
Santa Monica, CA  90402                  Preferred
                                         Stock                       0              *

Christopher D. Michaels                  Common Stock        1,658,917(3)           4%
5038 N. Pkwy Calabasas, Ste. 100
Calabasas, CA  91302                     Preferred
                                         Stock                   5,314              3%

Jeffrey S. Kramer                        Common Stock        1,353,200(4)           3%
5038 N. Pkwy Calabasas, Ste 100
Calabasas, CA  91302                     Preferred
                                         Stock                   8,550              5%

Stanley J. Mohr                          Common Stock          212,000(5)           *
5038 N. Pkwy Calabasas, Ste 100
Calabasas, CA  91302                     Preferred
                                         Stock                   1,220              *

Joseph C. Rude III, M.D.                 Common Stock       3,256,230(6)            8%
3065 River N. Pkwy
Atlanta, Georgia 30328                   Preferred
                                         Stock                  11,752              7%

William E. Wilson                        Common Stock          122,959(7)           *
1819 E. Brainard Street
Pensacola, FL  32503                     Preferred
                                         Stock                     789              *

Tetsuo Kitagawa                          Common Stock        5,500,000(8)          13%
23100 Ave. St. Luis, #389
Woodland Hills, CA  91364                Preferred
                                         Stock                       0              --

Hironao Mutoh                            Common Stock        5,500,000(8)          13%
536 Paseo De La Playa
Redondo Beach, CA  90277                 Preferred
                                         Stock                       0              --

Neil H. Lewis                            Common Stock                0              --
18620 Hatteras Street, #175
Tarzana, CA  91356                       Preferred
                                         Stock                       0              --

All Officers,  Directors and
Nominees for Director                    Common Stock       12,103,306(9)          29%
as a Group
(eight persons)                          Preferred
                                         Stock                  27,625             16%

_____
*    Less than 1%.

(1) On September 21, 1998 TiNV1, Inc. ("TiNV1"), newly formed California corporation, filed with the Securities and Exchange Commission a Schedule 13D (the "Schedule 13D"). The Schedule 13D indicated that TiNV1 was a wholly-owned subsidiary of SYMIC, Inc. ("SYMIC"), a California corporation, which in turn was a wholly-owned subsidiary of RDI, Inc. ("RDI"), a California corporation. (The Schedule 13D further indicated that SYMIC had entered into subscription agreements to issue 5% of its stock to each of the following persons: Tetsuo Kitagawa, a nominee for Director; Hironao Mutoh, a nominee for Director; and Richard Izumi.) The Schedule 13D stated that RDI was in turn owned and controlled by Movdy Gakayev, whose address is 701 Ocean Avenue, Suite 108, Santa Monica, California 90402, and that Mr. Kitagawa was sole Director and President, Chief Financial Officer and Secretary of TiNV1, SYMIC and RDI.

(2) Excludes up to 70,000,000 shares of Common Stock which may be issued pursuant to an option granted to TiNV1 as indicated below.

(3) Includes 120,000 shares of Common Stock issuable upon exercise of stock options which may be exercised in whole or in part within 60 days of the date of this Proxy Statement and 5,314 shares of Common Stock issuable upon conversion of 5,314 shares of Preferred Stock held by Mr. Michaels.

(4) Includes 90,000 shares of Common Stock issuable upon exercise of stock options which may be exercised in whole or in part within 60 days of the date of this Proxy Statement and 8,550 shares of Common Stock issuable upon conversion of 8,550 shares of Preferred Stock held by Mr. Kramer.

(5) Includes 105,000 shares held by The Lomar Trust, an affiliate of Mr. Mohr, as well as 60,000 shares of Common Stock issuable upon exercise of stock options which may be exercised in whole or in part within 60 days of the date of this Proxy Statement and 1,220 shares of Common Stock issuable upon conversion of 1,220 shares of Preferred Stock held by Mr. Mohr.

(6) Includes shares owned by Dr. Carolyn Rude and Quantum Radiology (an affiliate of Dr. Rude), as well as (a) 317,392 shares held as collateral as provided under "Certain Relationships and Related Transactions" below, (b) 30,000 shares of Common Stock issuable upon exercise of stock options which may be exercised in whole or in part within 60 days of the date of this Proxy Statement and (c) 11,752 shares of Common Stock issuable upon conversion of 11,752 shares of Preferred Stock held by Drs. Rude.

(7) Includes 789 shares of Common Stock issuable upon conversion of 789 shares of Preferred Stock held by Mr. Wilson.

(8)  Represents the shares held by TiNV1 as indicated above.

(9) Includes 300,000 shares of Common Stock issuable upon exercise of stock options held by all officers, Directors and nominees for Director as a group which may be exercised in whole or in part within 60 days of the date of this Proxy Statement and 27,625 shares of Common Stock issuable upon conversion of 27,625 shares of Preferred Stock held by such persons.

     On September 2, 1998, TiNV1 and the Company entered into a Subscription Agreement and a letter agreement, each dated as of August 28, 1998 (collectively, the "Purchase Agreements"), pursuant to which TiNV1 purchased 5,500,000 shares of the Company's Common Stock from the Company for $500,000. The Schedule 13D indicates that the source of the funds used to purchase the stock was capital contributions to RDI from personal funds of Movdy Gakayev, TiNV1's ultimate owner, and in turn as capital contributions from RDI to SYMIC to TiNV1. At the time the purchase was being negotiated, the Company's Common Stock was trading at approximately $.25 per share. The Board of Directors believed that the TiNV1 purchase was in the best interests of the Company since the Company had pressing financial needs, with no significant cash resources available to it at the time and a substantial working capital deficit. Furthermore, people affiliated with TiNV1 indicated that they believed, and management concurred, that TiNV1 could assist the Company in locating a number of valuable acquisitions, certain of which they have already identified to the Company, which acquisitions would not have been available to the Company if the TiNV1 investment was not made. The 5,500,000 shares represents approximately 13% of the Company's outstanding Common Stock as of October 23, 1998. The Purchase Agreements provide that the Company's Board of Directors will be expanded to seven and that three designees of TiNV1 will be elected to the Board of Directors. Subject to certain exceptions provided for in the Purchase Agreements, including exceptions arising on sales of the Company's Common Stock by TiNV1, the Company has also agreed that three designees of TiNV1 will be included in each management slate of nominees for the Board of Directors and that the Company will use its continuing best efforts to cause such nominees to be elected to the Board. (Messrs. Kitagawa, Mutoh and Lewis are TiNV1's nominees.) The Purchase Agreements provide that all acquisitions and divestitures by the Company which require Board approval and any issuances of securities to the Company's debentureholders must be approved by a supermajority of the Company's Board of Directors (initially at least five of the seven directors).

     The Company has agreed to use its best efforts to create a class of preferred stock (the "New Preferred Stock") automatically convertible into Common Stock on a public sale with attributes no less favorable than those comprising the shares purchased by TiNV1. The New Preferred Stock voting as a class will be entitled to elect three Directors (except as provided in the Purchase Agreements), and the Company has the right to exchange the New Preferred Stock for the Common Stock acquired by TiNV1.

     If TiNV1's nominees are not elected to the Board of Directors in accordance with the Purchase Agreement, TiNV1 will have the right to sell any of the Common Stock purchased by it (or New Preferred Stock issued in exchange therefor) to the Company at a price equal to the greater of the purchase price therefor and the average price established by an independent valuation by two major accounting firms (the "Put Price"). The Purchase Agreements provide that TiNV1 shall have certain other rights if its designees are not so elected in the event that the Company does not have legally sufficient funds to repurchase its stock (among other things, to have legally available funds the Company's assets must exceed its liabilities), including selling the stock to a third party, with the Company being responsible for the difference between the Put Price and the sale price.

     Simultaneously with the execution of the Purchase Agreements, the Company entered into an option agreement (the "Option Agreement") with TiNV1, which Option Agreement is subject to stockholder approval (see "Grant of Authority Regarding of TiNV1 Option" below), including approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock to 250,000,000. (See "Proposed Increase in Authorized Common Stock" below.) The Option Agreement allows the optionee to purchase, on or before September 1, 2005, up to 70,000,000 shares of the Company's Common Stock at a purchase price of $.335 per share, which was the market price of the Company's Common Stock on August 28, 1998, the date of the Option Agreement. (The 70,000,000 shares, together with the 5,500,000 shares presently held by TiNV1, would represent approximately 68% of the Company's presently outstanding Common Stock on a pro forma basis as of October 23, 1998.) If the required stockholder approval is not obtained within 150 days of August 28, 1998, then the Option Agreement will be void. TiNV1 has advised the Company's Board of Directors that TiNV1 plans to transfer a portion of the options evidenced by the Option Agreement to Christopher Michaels and Jeffrey Kramer, the Company's two principal executive officers, to induce them to remain with the Company for an extended period. While the number of options which may be transferred has not been specified, it is anticipated that it may be in the range of 3,500,000 to 7,000,000 of the options (five to ten percent) for such executives in the aggregate.

     In the event the Company does not obtain the aforesaid stockholder approval within the 150 day period, then TiNV1 may elect to rescind the Purchase Agreements and receive a refund of the purchase price or obtain from Messrs. Michaels and Kramer for no consideration all of the Company securities owned by them with the exception of stock options, which will then be canceled.

                              ELECTION OF DIRECTORS

     The number of Directors constituting the full Board of Directors currently is fixed at seven, and seven nominees for Director are named in this Proxy Statement. If elected, each of the Directors will serve for a one year term expiring at the 1999 Annual Meeting or his earlier resignation or removal. Approval of the election of each of the nominees as a Director of the Company requires the affirmative vote of a plurality of the votes cast at the Annual
Meeting. (If Messrs. Kitagawa, Mutoh and Lewis, TiNV1's nominees, are not elected, TiNV1 has certain rights as provided under "Security Ownership of Certain Beneficial Owners and Management.") In the event that any of the named nominees for Director becomes unable or unwilling to accept nomination or election, the person or persons voting the Proxy will vote for the election of such other person as the Board of Directors may recommend. Unless otherwise instructed on the Proxy, the Proxy holders will vote the Proxies received by them in favor of the election of the nominees shown below.

     The Company's Board of Directors has determined that it is in the best interests of the Company to adopt a procedure for stockholder nominations of Directors which would afford the Board of Directors the opportunity to consider the qualifications of proposed nominees and, to the extent necessary or desirable, inform the stockholders about such qualifications. Accordingly, on August 17, 1998, the Company's Board of Directors amended the Company's Bylaws to add a new section as follows:

          "STOCKHOLDER NOMINATION OF DIRECTORS. Nominations for the Board of Directors may be made by resolution of the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors. Notwithstanding the foregoing, any stockholder may nominate one or more persons for election as Directors at a meeting of the stockholders only if written notice of such stockholder's intent to make such nomination or nominations has been given to the Secretary of the Company not later than the close of business on the fifteenth day following the date on which notice of such meeting or the record date thereof is first publicly announced [in this instance such public announcement was made on October 13, 1998] or, if earlier with respect to an election of Directors to be held at the annual meeting of stockholders, ninety days prior to the date that is one year from the date of the immediately preceding annual meeting of stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of any arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and
     (e) the consent of each nominee to serve as a Director of the Company if so elected. The presiding officer at the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure."

     The seven nominees proposed by the Board of Directors for election as Directors are:

                                     Principal Occupation and          Director
Name                       Age       Offices with the Company           Since
----                       ---       ------------------------          --------
Christopher D. Michaels    55        President, Chief                    1986
                                     Executive Officer and
                                     Chairman of the Board of
                                     Directors of the Company
Jeffrey S. Kramer          44        Senior Vice President,              1989
                                     Chief Financial Officer
                                     and Secretary-Treasurer
                                     of the Company
Joseph C. Rude III         53        Diagnostic radiologist              1995
                                     with Quantum Radiology

William E. Wilson          82        Retired                             1998

Tetsuo Kitagawa            50        Nominee for Director                1998

Hironao Mutoh              44        Nominee for Director                 --

Neil H. Lewis              56        Nominee for Director                1998


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES SET FORTH BELOW TO SERVE AS DIRECTORS OF THE COMPANY FOR THE TERM INDICATED.

     Information concerning the nominees for election as Directors and the Company's executive officers is set forth below.

CHRISTOPHER D. MICHAELS cofounded the Company in June 1986. He has served as President, Chief Executive Officer and Chairman of the Board of Directors since 1986. Mr. Michaels is also a Director, President and Chairman of the Board of Equatorial Resources, Ltd. and Kalimantan Resources, Ltd., subsidiaries of the Company.

JEFFREY S. KRAMER is Senior Vice President, Chief Financial Officer, Secretary-Treasurer and a Director of the Company and has held these positions since 1989. Mr. Kramer is also a Director, Vice President and Secretary-Treasurer of Equatorial Resources, Ltd. and Kalimantan Resources, Ltd.

JOSEPH C. RUDE III has been a Director since 1995. From 1977 to 1995, he was a diagnostic radiologist associated with Cobb Radiology Associates, Austell, Georgia, which merged with Quantum Radiology in 1995. Since 1995, Dr. Rude has been a diagnostic radiologist at Quantum Radiology. Dr. Rude also is a co-owner of the Ambulatory Care Center, a medical care company.

WILLIAM E. WILSON was elected a director in April 1998. Mr. Wilson purchased his own insurance agency in 1954, which was sold in 1985; however, Mr Wilson remained an associate agent until his retirement in 1996.

TETSUO KITAGAWA is a nominee for Director. Mr. Kitagawa has been a Director of the Company since October 1998 and has been President of SYMIC, a management consulting firm, since October 1997, prior to which he was employed by Marubeni Finance (Holland) B.V. ("Marubeni Finance"). For the last six of those years, he was a Managing Director of Marubeni Finance, which is a wholly-owned subsidiary of Marubeni, one of Japan's leading general trading companies (sogo shosha).

HIRONAO MUTOH is a nominee for Director. Since October 1998, Mr. Mutoh has been consulting to the Company, without compensation, in order to establish the Company's trading activities with respect to commodities produced and available to the Company. From 1993 to July 1998, Mr. Mutoh served as Managing Director at Delphi Trade Finance, overseeing all aspects of the company.

NEIL H. LEWIS is a nominee for Director. Mr. Lewis, who has been a Director of the Company since October 1998, is an attorney in private practice and is a consultant to the Company. (Mr. Lewis presently receives consulting fees from the Company equal to $2,700 per month.) From March 1996 to June 1998, he served as Secretary and Chairman of the Board of Directors of Unipharm, Inc., a consulting firm for international business contracts. From July 1995 to July 1997, Mr. Lewis served as General Counsel and Secretary of Metamin Inc., a distributor of herbal products, prior to which he was an attorney in private practice.

Regulatory Proceedings
----------------------

     As previously reported, in May 1989, the Company received notice that the Securities and Exchange Commission (the "Commission") had commenced an informal investigation into the Company's compliance with the registration and disclosure requirements of the federal securities laws. Thereafter the Commission commenced an extensive review of the Company's books and records relating to the Company's business and mining operations, its capital raising activities, and its financial condition and history. Through all stages of the investigation, the Company voluntarily cooperated with the Commission. On August 3, 1993, the Commission and the Company agreed to the entry of a consent judgment, which judgment was entered on April 7, 1994, against the Company and certain of the Company's past and present key employees, including Christopher D. Michaels, Jeffrey S. Kramer and Stanley J. Mohr. Pursuant to the terms of the consent judgment, the Company, the aforesaid three executives and the Company's officers, agents and certain others were permanently enjoined from (a) selling securities in violation of the registration provisions of the federal securities laws and (b) violating the antifraud provisions of the federal securities laws.

     As part of the consent judgment, the Company was required to engage an independent certified public accountant to conduct a full and complete analysis of the disposition of all funds received by the Company from investors and, to the extent so discovered, to disgorge any improper gains. On April 7, 1994, in response to the audit completed by the certified public accountant, the Company and the Commission entered into a stipulation regarding the resolution of all outstanding issues which then existed, which stipulation was entered as an order by the United States District Court for the Central District of California. Such stipulation contained an acknowledgment that the Company and its executive officers had received no improper gains as a result of prior activities by the Company in offering and selling its securities and that the consent judgment resolved all issues raised by the Commission as a result of the Company's prior activities. The Company and the persons named in the formal order of investigation were not required to pay any fines or required to disgorge any monies previously received by them.

Executive Compensation
----------------------

     The following table sets forth the compensation paid to the Company's executive officers for the last three fiscal years.


                                                      SUMMARY COMPENSATION TABLE

                                                                                       Long Term Compensation
                                                                        ---------------------------------------------------
                                                                                Awards                      Payouts
                                 Annual Compensation                    ------------------------    ------------------------
                  ---------------------------------------------------   Restricted   Securities                     All
Name and                                              Other                Stock     Underlying       LTIP         Other
Principal                                             Annual              Award(s)     Optional/    Payouts     Compensation
Position          Year       Salary($)   Bonus($)  Compensation($)(1)       ($)       SARs(#)(2)      ($)            ($)
----------       ------    -----------  ---------- -----------------    ----------- ------------  ------------   -----------

Christopher
Michaels,        1998      $ 156,000       --            $5,408               --       10,000          --             --
President        1997      $ 251,299       --            $6,264               --       10,000          --             --
and Chairman     1996      $ 100,449       --            $6,316        $ 225,000(3)    10,000          --             --
of the Board

Jeffrey          1998      $ 156,000       --            $6,056               --       10,000          --             --
Kramer,          1997      $ 224,397       --            $8,080               --       10,000          --             --
Senior Vice      1996      $ 117,791       --            $7,658        $ 225,000(3)    10,000          --             --
President and
Director

PAGE>
                                       15


(1) The Company pays the annual cost of health insurance for Messrs. Michaels and Kramer and their respective dependents.

(2) In lieu of any other compensation the Company annually grants options to purchase 10,000 shares of Common Stock to all members of the Board of Directors for each full year of service as an active member of the Board. Such options were originally exercisable at $1.00 per share; however, in fiscal 1999, due to low trading price of the Company's Common Stock and in order to induce Directors to remain, on August 17, 1998 the Board reduced the exercise price for previously granted options (and for options granted in fiscal 1999 and thereafter) to $.20 per share. (On August 17, 1998, the market price was approximately $.46 per share.) In general options are exercisable in full upon issuance and may not be exercised after the expiration of ten years from the date of the grant and are nontransferable other than by inheritance. (In 1996, the options granted to Messrs. Michaels and Kramer were extended to be exercisable through May 31, 2006.) As of the date of this Proxy Statement the Company has granted options aggregating 120,000 shares to Mr. Michaels and 90,000 shares to Mr. Kramer.

(3) In 1995 the Company granted each of Messrs. Michaels and Kramer options to purchase 900,000 shares of Common Stock at an average price of $1.50 per share. Such options were granted pursuant to their employment agreements described below. Messrs. Michaels and Kramer each exercised their options during fiscal 1996, at which time the Company's Board of Directors agreed to issue these shares for services rendered in lieu of payment of the exercise price. The Company valued these restricted securities at $.25 per share.

     Messrs. Michaels and Kramer entered into employment agreements with the Company as of January 1995 employing them as President and Senior Vice President, respectively, until June 2001, subject to their rights to terminate their agreements on 90 days notice. Their annual salaries were to be equal to their salaries at the time of execution of the agreements, subject to annual increases (or in limited cases decreases) at the Board of Directors' discretion. The agreements also provide for bonuses of from 25% (if the Company's cash flow is at least $1,000,000) to 75% (if the Company's cash flow exceeds $3,000,000) of their base salaries. If within 12 months of a change in control (as defined in the agreements) their employment is terminated other than for cause or if they resign and their compensation, status, title and/or reporting responsibilities were diminished after the change in control, they will be entitled to a payment equal to 36 times their highest monthly salary during the employment term. (The TiNV1 transactions described above will not result in such a change in control.) In addition, upon a change of control which effects a change in incumbent management they will have the right to purchase a number of shares of Common Stock at a price of $.05 per share equal to 5% of the Company's outstanding Common Stock prior to giving effect to the exercise of the option, and the Company will pay them an amount equal to their taxes in connection with such exercise. Substantially all of the Company's obligations under the agreements continue if there is a termination of the employees as a result of disability.

Options and Stock Appreciation Rights
-------------------------------------

     The following table provides information relating to options granted to those persons named in the "Summary Compensation Table" above during fiscal 1998.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                                                           % of Total
                                  Number of Securities    Options/SARs
                                  Underlying Options/      Granted to          Exercise
                                        SARS                Employees            or Base     Expiration
          Name                       Granted(4)           in Fiscal Year       Price($/Sh)      Date
          ----                       ----------           --------------       -----------      ----

Christopher D. Michaels(1)...          10,000                   20%              $ 1.00      May 31, '08
Jeffrey S. Kramer(1).........          10,000                   20%              $ 1.00      May 31, '08

 __________
(1) See footnote (2) to the "Summary Compensation Table" for the terms of the options.

(2) See footnote (2) to the "Summary Compensation Table" for a reduction in the exercise price of the options to $.20 per share in fiscal 1999.

The following table sets forth certain information with regard to option exercises during fiscal 1998 by each of the executive officers named in the "Summary Compensation Table" above:


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                               Number Of Unexercised    Value Of Unexercised
                                               Securities Underlying        In-The-Money
                                                   Options/SARS              Option/SARs
                    Shares Acquired              at May 31, 1998            At May 31, 1998
                       On Exercise    Value       Exercisable/               Exercisable/
       Name                (#)      Realized      Unexercisable             Unexercisable
       ----                ---      --------      -------------             -------------

Christopher D.
  Michaels......            0            0            120,000/0                    --
Jeffrey S. Kramer           0            0             90,000/0                    --

Certain Relationships and Related Transactions
----------------------------------------------

     During fiscal 1997 and 1998 the Company borrowed funds from Jeffrey S. Kramer, an officer and Director of the Company. As of October 19, 1998 Mr. Kramer had loaned the Company an aggregate of $714,000 which was evidenced by promissory notes payable in January 1999 bearing interest at the rate of 8.0% per annum. On October 20, 1998 $500,000 principal amount of the notes and accrued interest thereon were canceled in exchange for 583,200 shares of the Company's Common Stock. (On October 20, 1998, the market price for the Company's Common Stock was approximately $.83 per share.)

     During fiscal 1997, 1998 and 1999 the Company borrowed funds from Joseph C. Rude, a Director of the Company, and his wife, Dr. Carolyn Rude. Such loans were generally for a period of one year and provided for interest at a rate of 10% per annum. Certain of such loans were non-recourse and were collateralized by shares of the Company's Common Stock. (Drs. Rude have the right to vote such shares.) If such non-recourse loans are not paid when due, Drs. Rude are entitled to keep the collateral in repayment of the loans. The total amount of loans made by Drs. Rude from fiscal 1997 to date is $307,000. As of October 31, 1998, non-recourse loans aggregating $82,000 of the $307,000 loaned to the Company had not been paid when due, as a result of which Drs. Rude retained the 128,000 shares of Common Stock which collateralized said loans. The remaining loans are due from March 1999 to September 1999 and are secured by 317,392 shares of Common Stock. The market value of the collateral securing non-recourse loans at the time such collateral was pledged exceeded the amount of the loans, in general ranging from approximately two to eight times the amount of the loans. Because Drs. Rude have supported the Company a multitude of times during the Company's history, both through their personal time and making funds available to the Company, from late June to early July 1998 the Company requested Drs. Rude to purchase 1,500,000 shares of Common Stock from the Company for $95,000 in order to provide funds to the Company so that the Company's Brazilian timber activities could remain in operation. On the dates of purchase, the market price of Common Stock ranged from approximately $.19 to $.31 per share.

     During fiscal 1998, the Company repaid loans and interest aggregating $545,000 to Christopher D. Michaels, an officer and Director of the Company. On October 20, 1998, Mr. Michaels purchased 929,500 shares of the Company's restricted Common Stock and issued in exchange therefor a promissory note in the amount of $278,850 (which bears interest at the prime rate plus 1%) and is due October 20, 2003. (On August 17, 1998, the date of the Board action approving the stock purchase, the market price for the Company's Common Stock was approximately $.48 per share.) While Mr. Michaels has the right to vote the 929,500 shares, he cannot dispose of shares unless he applies at least 80% of the sales proceeds to repayment of the promissory note.

Board of Directors and Committee Information
--------------------------------------------

     The Board of Directors met ten times during fiscal 1998. The Board of Directors has a compensation committee which reviews and approves the Company's executive compensation and administers grants of stock and stock options to the Company's Directors, executives and employees. This committee, currently consisting of Joseph C. Rude III, William E. Wilson and Jeffrey S. Kramer, held three meetings during fiscal 1998. The Company does not have standing audit or nominating committees.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and certain officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports of ownership and of changes in beneficial ownership of Common Stock and other equity securities of the Company and to provide the Company with copies of such reports. To the Company's knowledge, based solely on its review of the copies of the forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that for fiscal 1998 all reports were timely filed except three late filings of Form 4 (which have now been made) by Joseph C. Rude III, a Director of the Company.

                      PROPOSAL TO CHANGE THE COMPANY'S NAME

     The Company's Board of Directors believes that it is in the Company's best interests to change its name from Terra Natural Resources Corporation to Nevada Manhattan Group. In May 12, 1998 the Company's name was changed from Nevada Manhattan Mining Incorporated to Terra Natural Resources Corporation because the use of the term "mining" did not reflect the importance of the Company's non-mining operations. Since such name change, however, a number of the Company's stockholders (including TiNV1) have indicated that they believe that the name "Terra Natural Resources Corporation" is too generic and is not as familiar and distinctive as "Nevada Manhattan Group." In addition, the Company believes that the name "Nevada Manhattan Group" is a better name in the international markets in which the Company does business.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A "FOR" VOTE TO CHANGE THE NAME OF THE COMPANY TO NEVADA MANHATTAN GROUP.


                  PROPOSED INCREASE IN AUTHORIZED COMMON STOCK

     The Board of Directors  has  approved  and deems  advisable an amendment to
Article V of the Company's Articles of Incorporation which would increase the number of authorized shares of Common Stock from 49,750,000 to 250,000,000. The amendment will not increase or otherwise affect the number of authorized shares of Preferred Stock which may be issued by the Company.

     As of record date for the Annual Meeting, in addition to the 41,365,836 shares of Common Stock issued and outstanding, an additional 2,244,164 shares of Common Stock were reserved for issuance upon exercises of stock options and for conversions of Preferred Stock. (The foregoing does not give effect to any Common Stock which may be issued upon conversion of the Company's convertible debentures as described under "Voting Securities.") Therefore, as of the record date, excluding any Common Stock issuable upon conversion of the Company's convertible debentures, there were a total of 43,610,000 shares of Common Stock either issued and outstanding or reserved for issuance out of a total of 49,750,000 authorized shares of Common Stock, leaving only 6,140,000 shares of Common Stock available for subsequent issuance or reservation. Authorizing the Company to issue more shares than currently authorized by the Articles of Incorporation will not affect any substantive rights, powers or privileges of holders of Common Stock, except to the extent such holders are diluted, pro rata, by the issuance of additional shares of Common Stock. Holders of Common Stock do not have any preemptive rights with respect to future issuances of Common Stock.

     The Board believes that the increased number of authorized shares of Common Stock contemplated by the proposed amendment is desirable to enable the Company to issue Common Stock under the TiNV1 option as described under "Grant of Authority Regarding TiNV1 Option" and to make additional shares of Common Stock available for issuance or reservation without further stockholder action. THE BOARD STRONGLY BELIEVES THAT NOT HAVING THE SHARES AVAILABLE FOR ISSUANCE WILL BE EXTREMELY DETRIMENTAL TO THE COMPANY'S GROWTH. The Board believes that having additional shares authorized and available for issuance or reservation will allow the Company to have greater flexibility in considering potential future actions involving the issuance of stock which may be necessary or desirable to accommodate the Company's growth plan, including capital raising transactions and acquisitions. Such purposes might include, without limitation, the issuance and sale of Common Stock (i) as part or all of the consideration paid for purchases of businesses or other assets (in that regard the Company is actively considering the possibility of various such purchases), (ii) in public or private offerings as a means of obtaining additional capital, (iii) to satisfy any current or future obligations of the Company, whether or not relating to financings, (iv) in connection with the exercise of options, warrants, rights or the conversion of convertible securities of the Company, (v) as part or all of the consideration to repay or retire any debt of the Company or to serve as collateral for such debt, (vi) in connection with stock dividends, or (vii) with respect to existing or new employee benefit or stock ownership plans or employment agreements. Except as described above and as described under "Grant of Authority Regarding TiNV1 Option," the Company has no current commitment to issue any additional shares of Common Stock or any shares of Preferred Stock. The Company does not presently contemplate seeking stockholder approval for any future issuances of capital stock unless required to do so by an obligation imposed by applicable law or a regulatory authority.

     In addition, the flexibility vested in the Company's Board of Directors to authorize the issuance and sale of authorized but unissued shares of Common Stock could enhance the Board of Directors' bargaining capability on behalf of the Company's stockholders in a takeover offer or proxy contest, the assumption of control by a holder of a large block of the Company's securities or the removal of incumbent management, even if such a transaction were favored by the holders of the requisite number of the then outstanding shares. Accordingly, stockholders of the Company might be deprived of an opportunity to consider a takeover proposal which a third party might consider if the Company did not have authorized but unissued shares of Common Stock. The Company is not aware of any present efforts to gain control of the Company or to organize a proxy contest. If such a proposal were presented, management would make a recommendation based upon the best interests of the Company's stockholders.

     Accordingly, the Board of Directors has proposed that the first paragraph of Article V of the Company's Articles of Incorporation be amended to increase the Company's authorized Common Stock. As so amended, the first paragraph would read as set forth below:

          "This corporation is authorized to issue two classes of stock to be designated, respective, 'Common Stock' and 'Preferred Stock.' The total number of shares which the corporation is authorized to issue is 250,250,000, of which 250,000,000 shares shall be Common Stock, par value $.01 per share, and 250,000 shares shall be Preferred Stock, par value of $1.00 per share."

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A "FOR" VOTE TO APPROVE THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK.

                    GRANT OF AUTHORITY REGARDING TiNV1 OPTION

     As indicated above, the Company has entered into the Option Agreement with TiNV1, which Option Agreement is subject to stockholder approval, including approval of the increase in authorized Common Stock as provided above. The Option Agreement allows the optionee to purchase, on or before September 1, 2005, 70,000,000 shares of the Company's Common Stock at a purchase price of $.335 per share, which was the approximate price of the Company's Common Stock on the date when TiNV1 first began to fund the Company. (The 70,000,000 shares, together with the 5,500,000 shares presently held by TiNV1, would represent approximately 68% of the Company's presently outstanding Common Stock on a pro forma basis as of October 23, 1998.) If the required stockholder approval is not obtained within 150 days of August 28, 1998, then the Option Agreement will be void. TiNV1 has not advised the Company whether TiNV1 plans to vote the 5,500,000 shares of the Company's Common Stock it purchased in September 1998 on this proposal.

     In the event the Company does not obtain the aforesaid stockholder approval within the 150 day period, then TiNV1 may elect to rescind its agreements with the Company and receive a refund of the $500,000 purchase price paid by it for the 5,500,000 shares of Common Stock or obtain from Messrs. Michaels and Kramer for no consideration all of the Company securities owned by them with the exception of stock options, which will then be canceled.

     TiNV1 has advised the Company's Board of Directors that TiNV1 plans to transfer a portion of the options evidenced by the Option Agreement to Christopher Michaels and Jeffrey Kramer, the Company's two principal executive officers, to induce them to remain with the Company for an extended period. While the number of options which may be transferred has not been specified, it is anticipated that it may be in the range of 3,500,000 to 7,000,000 of the options (five to ten percent) for such executives in the aggregate. In addition, exercises of the Option Agreement, whether by TiNV1 or Messrs. Michaels and Kramer, will increase the number of shares of Common Stock Messrs. Michaels and Kramer may purchase on a change in control of the Company as described under "Election of Directors" above.

     It is the opinion of the Board of Directors that it is in the best interest of the Company's stockholders for them to authorize the Board of Directors to grant options to purchase up to 70,000,000 shares of Common Stock to TiNV1 as provided above. People affiliated with TiNV1 have indicated that they believe, and the Board of Directors concurs, that TiNV1 can assist the Company in locating a number of valuable acquisitions, certain of which they have already identified to the Company, which acquisitions will not be available to the Company if the TiNV1 Option is not approved. Furthermore, since the affiliation of TiNV1 with the Company was announced, the per share price of the Company's Common Stock has increased from $.335 on the trading day prior to the announcement of the agreements with TiNV1 to $.83 on October 20, 1998, an increase of over 147%. Finally, the Board of Directors believes that if (a) TiNV1 elects to rescind its agreements with the Company, the Company would have difficulty repaying the $500,000 purchase price and (b) if TiNV1 elects to acquire the Company securities and cause the cancellation of outstanding stock options held by Christopher Michaels and Jeffrey S. Kramer, the Company's principal executive officers, such officers will no longer have the same incentives as they presently have to maximize stockholder value.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A "FOR" VOTE TO AUTHORIZE THE BOARD OF DIRECTORS TO GRANT OPTIONS TO TiNV1 TO PURCHASE UP TO 70,000,000 SHARES OF COMMON STOCK ON THE TERMS DESCRIBED ABOVE.

                            RATIFICATION OF AUDITORS

     Subject to ratification by the stockholders, the Board of Directors has appointed Merdinger, Fruchter, Rosen & Corso, P.C. as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending May 31, 1999. Representatives of Merdinger, Fruchter, Rosen & Corso, P.C. will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     On July 7, 1998, the Company hired Merdinger, Fruchter, Rosen & Corso, P.C. as the Company's new independent auditors, replacing Jackson & Rhodes P.C. While Jackson & Rhodes P.C. performed to the Company's satisfaction, the decision to change accountants, which was approved by the Board of Directors of the Company, was based in part on the fact that Merdinger, Fruchter, Rosen & Corso, P.C. has a Los Angeles office and is a larger firm than Jackson & Rhodes P.C.

     In connection with Jackson & Rhodes P.C.'s audits of the Company's financial statements for fiscal 1996 and 1997, there were no disagreements with such firm on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Jackson & Rhodes P.C., would have caused Jackson & Rhodes P.C. to make reference to the matter in such firm's report. Jackson & Rhodes P.C.'s report on the Company's financial statements for each period for which Jackson & Rhodes P.C. performed an audit of the Company's financial statements contained no adverse or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope or accounting principles.


                               GENERAL INFORMATION
Other Business
--------------

     Management of the Company does not intend to present any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders, and it has no information that others will present any other business at the Annual Meeting. However, if any other matters are properly raised, the persons named in the accompanying Proxy intend to vote in accordance with their judgment on such matters.
Stockholder Proposals

     Any proposals that stockholders of the Company desire to have presented at the 1999 Annual Meeting must be received by the Secretary of the Company no later than the close of business on July 5, 1999.

Annual Report
-------------

     In lieu of a costly formal annual report, the Company has included herewith a copy of its Form 10-KSB (excluding the exhibits thereto). The Form 10-KSB is not part of the proxy solicitation materials.

Additional Information
----------------------

     Additional copies of the Company's Annual Report on Form 10-KSB for fiscal 1998, excluding certain of the exhibits thereto, may be obtained by Stockholders without charge by writing to Jeffrey S. Kramer, Secretary of the Company, at 5038 North Parkway Calabasas, Suite 100, Calabasas, California 91302.

                                     By Order of the Board of Directors


                                     By Jeffrey S. Kramer
                                     Secretary

                                                               PRELIMINARY COPY
Common Stock Proxy

                       TERRA NATURAL RESOURCES CORPORATION
                             (dba NEVADA MANHATTAN)
               ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 9, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Christopher D. Michaels and Jeffrey S. Kramer, and each of them, proxies with power of substitution each, for and in the name of the undersigned to vote all shares of Common Stock of TERRA NATURAL RESOURCES CORPORATION, a Nevada corporation (the "Company"), that the undersigned would be entitled to vote at the Company's Annual Meeting of Stockholders (the "Meeting") to be held on December 9, 1998, and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any proxy heretofore given. The proxies are further authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and Form 10-KSB for fiscal 1998.

     THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 5. Please mark your vote as indicated in this example.

           FOR all nominees      WITHHOLD                ABSTAIN
           for Director          authority to vote
           listed below          for all nominees
                                 for Director
                                 listed below

1.       Election of Directors below

Nominees: Christopher D. Michaels, Jeffrey S. Kramer, Joseph C. Rude III, William S. Wilson, Tetsuo Kitagawa, Hironao Mutoh, Neil H. Lewis

For, except vote withheld from the following nominee(s):________________________


2.   Proposed  amendment to Articles of  Incorporation  to change the  Company's name.
                                              FOR        AGAINST        ABSTAIN

3. Proposed amendment to the Articles of Incorporation to increase the authorized Common Stock.
                                              FOR        AGAINST        ABSTAIN

4. Authorization for Board of Directors to grant options to purchase up to 70,000,000 shares of Common Stock.

                                              FOR        AGAINST        ABSTAIN

5. Ratifying the appointment of Merdinger, Fruchter, Rosen & Corso, P.C. as independent auditors.
                                              FOR         AGAINST       ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED ABOVE, FOR APPROVAL OF BOTH AMENDMENTS TO THE ARTICLES OF INCORPORATION, FOR APPROVAL OF THE 70,000,000 SHARE OPTION, FOR RATIFICATION OF THE APPOINTMENT OF MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                          (Please sign and date below)

The undersigned hereby ratifies and confirms all that the Proxy Holders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting.


                                              Dated:____________________________
                                              __________________________________
                                              (Please Print Name)
                                              __________________________________
                                              (Signature of Stockholder)
                                              __________________________________
                                              (Please Print Name)
                                              __________________________________
                                              (Signature of Stockholder)

(Please date this Proxy and sign above as your name(s) appear(s) on this card. Joint owners each should sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc. should give their full titles.)

I(We) will   will not   attend the meeting in person.

                                                               PRELIMINARY COPY
Preferred Stock Proxy


                       TERRA NATURAL RESOURCES CORPORATION
                             (dba NEVADA MANHATTAN)
               ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 9, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Christopher D. Michaels and Jeffrey S. Kramer, and each of them, proxies with power of substitution each, for and in the name of the undersigned to vote all shares of Common Stock of TERRA NATURAL RESOURCES CORPORATION, a Nevada corporation (the "Company"), that the undersigned would be entitled to vote at the Company's Annual Meeting of Stockholders (the "Meeting") to be held on December 9, 1998, and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any proxy heretofore given. The proxies are further authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and Form 10-KSB for fiscal 1998.

     THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 5. Please mark your vote as indicated in this example.

           FOR all nominees      WITHHOLD                ABSTAIN
           for Director          authority to vote
           listed below          for all nominees
                                 for Director
                                 listed below

1.       Election of Directors below

Nominees: Christopher D. Michaels, Jeffrey S. Kramer, Joseph C. Rude III, William S. Wilson, Tetsuo Kitagawa, Hironao Mutoh, Neil H. Lewis

For, except vote withheld from the following nominee(s):________________________


2.   Proposed  amendment to Articles of  Incorporation  to change the  Company's name.
                                              FOR        AGAINST        ABSTAIN

3. Proposed amendment to the Articles of Incorporation to increase the authorized Common Stock.
                                              FOR        AGAINST        ABSTAIN

4. Authorization for Board of Directors to grant options to purchase up to 70,000,000 shares of Common Stock.

                                              FOR        AGAINST        ABSTAIN

5. Ratifying the appointment of Merdinger, Fruchter, Rosen & Corso, P.C. as independent auditors.
                                              FOR         AGAINST       ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED ABOVE, FOR APPROVAL OF BOTH AMENDMENTS TO THE ARTICLES OF INCORPORATION, FOR APPROVAL OF THE 70,000,000 SHARE OPTION, FOR RATIFICATION OF THE APPOINTMENT OF MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                          (Please sign and date below)

The undersigned hereby ratifies and confirms all that the Proxy Holders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting.


                                              Dated:____________________________
                                              __________________________________
                                              (Please Print Name)
                                              __________________________________
                                              (Signature of Stockholder)
                                              __________________________________
                                              (Please Print Name)
                                              __________________________________
                                              (Signature of Stockholder)

(Please date this Proxy and sign above as your name(s) appear(s) on this card. Joint owners each should sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc. should give their full titles.)

I(We) will   will not   attend the meeting in person.